UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2016

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (785) 575-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 31, 2016, Westar Energy, Inc. (the “Company”) released an investor presentation. A copy of that investor presentation is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

On May 31, 2016, the Company and Great Plains Energy Incorporated issued a joint press release announcing the execution of a definitive Agreement and Plan of Merger. The full text of the joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation of the Company, dated May 31, 2016.

99.2	Joint Press Release, dated May 31, 2016.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transactions referred to in this material, Great Plains Energy Incorporated (“Great Plains”) expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary joint proxy statement of Great Plains and Westar Energy, Inc. (“Westar Energy”) that also constitutes a preliminary prospectus of Great Plains. After the registration statement is declared effective Great Plains and Westar Energy will mail a definitive proxy statement/prospectus to shareholders of Great Plains and shareholders of Westar Energy. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Great Plains or Westar Energy may file with the SEC and send to Great Plains’ and/or Westar Energy’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS AND WESTAR ENERGY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Great Plains or Westar Energy through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Great Plains will be available free of charge on Great Plains’ website at www.greatplains.com, in the “Investor Relations” tab near the bottom of the page, or by contacting Great Plains’ Investor Relations Department at 1-800-245-5275. Copies of the documents filed with the SEC by Westar Energy will be available free of charge on Westar Energy’s website at www.westarenergy.com or by contacting Westar Energy’s Investor Relations Department at 785-575-8227.

Participants in Solicitation

Great Plains and Westar Energy and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Great Plains may be found in its 2015 Annual Report on Form 10-K filed with the SEC on February 24, 2016, and definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on March 24, 2016. Information about the directors and executive officers of Westar Energy may be found in its 2015 Annual Report on Form 10-K filed with the SEC on February 24, 2016, and definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on April 1, 2016. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Information Concerning Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 in connection with the proposed merger of Great Plains and Westar Energy. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Great Plains and Westar Energy believes that these statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as, without limitation, delays in completing the merger, including as a result of delays in obtaining regulatory approval or shareholder approval, changes in general economic conditions and regulatory and legislative changes that adversely affect the business in which Great Plains and Westar Energy are engaged. These forward looking statements speak only as of the date of this communication, and Great Plains and Westar Energy expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Great Plains’ or Westar Energy’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Great Plains and Westar Energy, including the most recent Forms 10-K and 10-Q, for additional information about Great Plains and Westar Energy and about the risks and uncertainties related to the business of each of Great Plains and Westar Energy which may affect the statements made in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: May 31, 2016

	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation of the Company, dated May 31, 2016.

99.2	Joint Press Release, dated May 31, 2016.